UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Eagle Growth and Income Opportunities Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

100 Wall Street

New York, NY 10005

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 24, 2018 at the office of

Dechert LLP, 1095 Avenue of the Americas

New York, NY 10036

To the Shareholders:

Notice is hereby given that the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Eagle Growth and Income Opportunities Fund, a Delaware statutory trust (the “Fund” or “EGIF”), will be held at the office of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, at 8:00 a.m. E.T., on Thursday, May 24, 2018, for the following purposes:

Proposal 1.                                    To elect two Class II Trustees of the Fund, each to serve for a term ending at the 2021 Annual Meeting of the Fund and until his successor has been elected and qualified.

Proposal 2.                                    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote is important!

The Board of Trustees of the Fund has fixed the close of business on April 5, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders of record of the Fund on the record date are cordially invited to attend the Annual Meeting.  Even if you expect to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose.

In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees,

Stephanie Trell
Secretary

April 12, 2018

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:  Sign your name exactly as it appears in the registration.

2.                                      Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

2

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

100 Wall Street

New York, NY 10005

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 24, 2018 at the office of

Dechert LLP, 1095 Avenue of the Americas

New York, NY 10036

PROXY STATEMENT

This document is a proxy statement (the “Proxy Statement”) for Eagle Growth and Income Opportunities Fund, a Delaware statutory trust (the “Fund” or “EGIF”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund’s Board of Trustees (the “Board” or “Trustees”) for use at the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of the Fund to be held on Thursday, May 24, 2018, at 8:00 a.m. E.T., at the office of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, and at any adjournments or postponements thereof.

A Notice of the Annual Meeting and a proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about April 12, 2018, primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Fund, Four Wood Capital Advisors, LLC, the investment adviser to the Fund (the “Adviser”), and American Stock Transfer & Trust Company, LLC (“AST”), the transfer agent to the Fund. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid for by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its Shares (the “Shares”). This Proxy Statement and form of proxy are first being sent to shareholders on or about April 12, 2018.

THE FUND’S ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017, HAS PREVIOUSLY BEEN MAILED TO THE FUND’S SHAREHOLDERS, AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING SHAREHOLDER SERVICES AT 1-855-400-3927. THE FUND’S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUND’S WEBSITE AT HTTP://FWCAPITALADVISORS.COM/EGIF AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV).  REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 24, 2018.

The Notice of Annual Meeting of Shareholders, Proxy Statement and a Proxy Card for the Fund are available to you on the Fund’s website - HTTP://FWCAPITALADVISORS.COM/EGIF. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meeting and vote in person, please call 1-855-400-3927.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.  The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States.  Instructions for the proper execution of the proxy card are set forth on the inside cover of this Proxy Statement.

If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the election of the nominees for Trustee named in this Proxy Statement.  Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares in person, by submitting a letter of revocation or by a later-dated proxy delivered to the Secretary of the Fund at 100 Wall Street, 11th Floor, New York, NY 10005 before the Annual Meeting or at the Annual Meeting. Broker-dealers and other nominees holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Annual Meeting.  A signed voting instruction card or other authorization by a beneficial owner of the Fund’s Shares that does not specify how the beneficial owner’s Shares should be voted will be deemed an instruction to vote “FOR” the election of the nominees for Trustee named in this Proxy Statement.  Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

The presence at the Annual Meeting, in person or by proxy, of holders of record of at least 33 1/3% of the outstanding Shares entitled to vote constitutes a quorum for the transaction of business (a “Quorum”) at the Annual Meeting. In the event that a Quorum is not present at the Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the Chairman, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting, either in person or by proxy, of the Annual Meeting may adjourn the Annual Meeting without notice, other than announcement at the Annual Meeting, to a date not more than 120 calendar days after the original date of the Annual Meeting. If the adjournment is for more than 120 calendar days from the original date of the Annual Meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting. A shareholder vote may be taken on a proposal in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of such proposal.

The Fund has one class of capital stock consisting of common shares, par value $0.001 per Share. Each Share is entitled to one vote at the Annual Meeting with respect to each matter to be voted on, with pro rata voting rights for any fractional Shares. No Shares have cumulative voting rights with respect to the election of Trustees. Trustees are elected by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote, assuming a quorum is present at the Annual Meeting.  On the record date, April 5, 2018 (the “Record Date”), 7,180,874.602 Shares of the Fund were issued and outstanding.

To the knowledge of the Fund, the following shareholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is a beneficial owner of more than 5% of the outstanding Shares as of April 5, 2018, based on public filings and/or information provided by such persons.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class

Raymond James & Associates, Inc.(1) 880 Carillon Parkway St. Petersburg, FL 33716	1,249,282	17.4%

(1)              Information shown was obtained from a Schedule 13G/A filed by Raymond James & Associates, Inc. (“RJA”) with the SEC on February 15, 2018,reporting share ownership as of December 31, 2017.  Based on that filing, RJA does not have sole or shared voting power, but does have the power to dispose or direct the disposition of 1,249,282 Shares.  The Shares are held in discretionary accounts for the benefit of individual RJA clients who may also direct the disposition of Shares.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Trustee and executive officer as of the Record Date.  As of that date, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Shares. The fund complex consists of the Fund and the THL Credit Senior Loan Fund (“TSLF”), a closed-end fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TSLF commenced operations in September 2013.

Trustees and Executive Officers	Dollar Range* of Equity Securities Held in the Fund(1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Trustee in Fund Complex
Independent Trustees
Ronald J. Burton	A	B
Laurie Hesslein	A	A
Joseph L. Morea	B	C
Michael Perino	A	B

Interested Trustee
Steven A. Baffico	A	C

Executive Officers
Steven A. Baffico	A	C
James Camp	E	E
Tracy Dotolo	A	A
David Brauer	A	A
Stephanie Trell	A	A
Jack Huntington	A	A

*                             Key to Dollar Ranges

A.                        None

B.                        $1 - $10,000

C.                        $10,001 -$50,000

D.                        $50,001 - $100,000

E.                         over $100,000

(1)                     This information has been furnished by each Trustee and executive officer.

None of the Independent Trustees (as defined below) nor their family had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2017.

PROPOSAL 1: ELECTION OF TRUSTEES

The Board currently consists of five Trustees, four of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”).  The Trustees are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Trustees expiring at the third annual meeting of shareholders after the election of such class of Trustees.  Each Trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

The classes of Trustees are indicated below:

Nominees to Serve Until 2021 Annual Meeting

Ronald J. Burton

Steven A. Baffico

Trustee Serving Until 2019 Annual Meeting

Laurie Hesslein

Trustee Serving Until 2020 Annual Meeting

Joseph L. Morea

Michael Perino

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Messrs. Burton and Baffico, each a Class II Trustee of the Fund, have each been nominated to serve for a three-year term to expire at the Fund’s 2021 Annual Meeting and when his successor is duly elected and qualified.  Each of Messrs. Burton and Baffico has consented to continue to serve as a Trustee if elected at the Annual Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Proxy Statement.  The Board knows of no reason why either of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Information About Each Trustee’s and Each Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Trustees and nominees, including their year of birth, positions with the Fund, principal occupations and other board memberships for the past five years are shown below.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex(5) Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee(6)

Independent Trustees(2):

Joseph L. Morea born 1955	Trustee; Chairman of the Board	Since 2015; Class I Trustee, current term ends at the 2020 Annual Meeting.	Self-employed, Commercial and Industrial Real Estate Investment (2012 — present).	2	Director, TravelCenters of America, LLC; Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Industrial Logistics Properties Trust; Trustee, Tremont Mortgage Trust.

Laurie Hesslein born 1959	Trustee	Since 2017; Class III Trustee, current term ends at the 2019 Annual Meeting.	Citigroup, Managing Director, Citi Holdings Division — Business Head, Local Consumer Lending North America (2013 — 2017); Citi Holdings Division — Strategic Relationship Management and Business Head (2009 — 2013).	2	None.

Ronald J. Burton born 1947	Trustee, Audit Committee Chair	Since 2015; Class II Trustee, current term ends at the 2018 Annual Meeting. (4)	Burton Consulting, LLC, Principal (2013 — present).	2	None.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex(5) Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee(6)

Michael Perino born 1963	Trustee, Nominating and Governance Committee Chair	Since 2015; Class I Trustee, current term ends at the 2020 Annual Meeting.	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 — present); Associate Dean for Faculty Scholarship (2011 — 2013).	2	None.

Interested Trustee(3)

Steven A. Baffico born 1973	Trustee; President and Principal Executive Officer	Since 2015; Class II Trustee, current term ends at the 2018 Annual Meeting. (4)	Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (2011 — present).	2	None.

(1)                                 The business address of each Trustee is care of Eagle Growth and Income Opportunities Fund at 100 Wall Street, New York, NY 10005.

(2)                                 “Independent Trustees” are Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund.

(3)                                 “Interested Trustees” are “interested persons” (as such term is defined in the 1940 Act) of the Fund.  Mr. Baffico is considered an “interested person” because of his affiliation with the Adviser.

(4)                                 Nominee for election. If elected, his term will expire at the 2021 Annual Meeting and when his successor is duly elected and qualifies.

(5)                                 The fund complex consists of the Fund and TSLF.

(6)                                 This column only includes directorships of companies required to report to the SEC under the 1934 Act (i.e., public companies) or other investment companies registered under the 1940 Act held by the Trustee.

Additional information about each Trustee follows that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared him or her to be an effective Trustee.  The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness.  However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s counsel; both counsel to the Independent Trustees and the Fund have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

Independent Trustees

•                                Joseph L. Morea.  Mr. Morea has had extensive experience in leadership roles in both investment banking and equity capital markets over his 37-year career in the Financial Services industry.  Most recently, Mr. Morea was the U.S. Vice-Chairman and Head of U.S. Equity Capital Markets at RBC Capital Markets (2003—2012). He also headed the U.S. Investment Banking Division for RBC in 2009, in addition to his other roles in the firm. Mr.

Morea was responsible for the investment banking coverage in a variety of industries, including: Real Estate, Energy, Financial Services, Healthcare, Technology, Telecommunications and Diversified Industries. Previously at UBS/PaineWebber from 1996 to 2003, Mr. Morea was the Managing Director and Co-Head of the U.S. Equity Markets Division. He also held a number of leadership positions within the Investment Bank, including Chief Operating Officer and Head of the U.S. Commitment Committee. Mr. Morea is a member of the Board of Directors of each of Energy and Exploration Partners, a private company, TravelCenters of America, LLC and Garrison Capital Inc. and a member of the Board of Trustees of each of RMR Real Estate Income Fund, Industrial Logistics Properties Trust and Tremont Mortgage Trust. Mr. Morea earned his Bachelor of Science in Business Administration from the State University of New York at Albany and an MBA from St. Johns University.

•                                Laurie Hesslein.  Ms. Hesslein has had extensive experience in financial services, investment management, business reengineering and risk management. Ms. Hesslein was a Managing Director of Citigroup and served as the Business Head of Local Consumer Lending North America within Citi Holdings, where she led multiple consumer businesses and portfolios. She previously served as the Strategic Relationship Manager at Citigroup for the Morgan Stanley Smith Barney Joint Venture within Citi Holdings. She was Citigroup’s transition lead for the formation of Morgan Stanley Smith Barney in 2009. Ms. Hesslein was a member of Citigroup’s corporate productivity improvement and reengineering team in 2008, where she worked across multiple Citigroup businesses to improve revenue and client profitability through pricing optimization and the sharing of other related best practices. From 2005 to 2008, Ms. Hesslein was Smith Barney’s Chief Administrative Officer and was responsible for general business management of the Private Client Group including leading the firm’s client and field experience initiatives, technology strategy, and business risk and control. Ms. Hesslein joined Salomon Smith Barney in April 1995. Prior to her role as Chief Administrative Officer, her responsibilities included Director of Investment Product management and distribution, the development of Smith Barney’s wealth management offering, restructuring of the corporate client group businesses, and business integrations and divestitures. Ms. Hesslein received her Bachelor of Arts in Economics from the University of Pennsylvania.

•                                Ronald J. Burton.  Mr. Burton has extensive business experience, primarily with the Dun & Bradstreet Corporation.  Mr. Burton was appointed as a Vice President in 1988 and has held senior positions in credit information, marketing, purchasing, yellow pages and receivables management. Mr. Burton has extensive experience in business development and operational reengineering. He has been a part of start-ups as well as new acquisitions in the information publishing, data collection and e-commerce fields. He has also led reengineering/restructuring efforts at Dun and Bradstreet through its subsidiaries.  Mr. Burton recently served as Commissioner/ Treasurer of the New Jersey Sports and Exposition Authority, in addition to serving five years on the New Jersey Investment Council, which oversees the state’s $85 billion pension plans.  Mr. Burton was a member of the Board of Trustees of the Jackie Robinson Foundation, where he previously served the Foundation as an acting Senior Vice President. A graduate of Colgate University, Mr. Burton served his alma mater as a Trustee.

•                                Michael Perino.  Michael Perino is currently the Dean George W. Matheson Professor of Law at St. John’s University School of Law in New York. Professor Perino’s primary areas of scholarly interest are securities regulation and litigation, corporations, class actions, and judicial decision making. Professor Perino has also been a Visiting Professor at Cornell Law School (2005), the Justin W. D’Atri Visiting Professor of Law, Business and Society at Columbia Law School (2002), and a Lecturer and Co-Director of the Roberts Program in Law, Business, and Corporate Governance at Stanford Law School (1995-1998). Professor Perino is the author of The Hellhound of Wall Street: How Ferdinand Pecora’s Investigation of the Great Crash Forever Changed American Finance (Penguin Press 2010). He is the author of a leading treatise on the Private Securities Litigation Reform Act, Securities Litigation under the PSLRA (CCH 2000), as well as numerous articles and monographs on securities regulation, securities fraud, and class action litigation. In 2016, he served as an independent compliance consultant for a middle market investment bank and full-service broker-dealer in connection with a settlement that firm entered into with the SEC.  In the past, the SEC has also retained Professor Perino to provide it with a report and recommendations on the adequacy of arbitrator conflict disclosure requirements in securities arbitration. Professor Perino received his LL.M. degree from Columbia Law School, where he was valedictorian, a James Kent Scholar, and the recipient of the Walter Gellhorn prize for outstanding proficiency in legal studies. He received his J.D. from Boston College Law School, where he was elected to the Order of the Coif.  He also holds a B.A. degree (magna cum laude) from Rutgers University.

Interested Trustee

•                                Steven A. Baffico.  Mr. Baffico is currently a Managing Partner and Chief Executive Officer of Four Wood Capital Partners. He has been a senior leader in financial services for more than 17 years across a variety of roles. Prior to founding Four Wood Capital Partners in November 2011, he held executive management positions at firms including Guggenheim Partners and BlackRock.  At Guggenheim Investments (2010-2011), Mr. Baffico was Senior Managing Director and Head of the Private Client Group, overseeing all aspects of the investment management and distribution businesses. Prior to that, he spent more than a decade (1998-2010) at BlackRock, the world’s largest asset manager, where he worked in various senior leadership capacities across sales, marketing, portfolio management, product development, investment banking and capital markets.  Mr. Baffico earned his Bachelor of Arts degree from the University of Wisconsin.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trustees be Independent Trustees. Currently, four of the five Trustees are Independent Trustees.  The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management.  The Board has concluded that its current leadership structure, in which the Chairman of the Board is an Independent Trustee and not affiliated with the Adviser, is appropriate and in the best interest of shareholders. In light of the services provided to the Fund daily by the Adviser and the responsibilities of the Adviser to the Fund, the Board believes it appropriate and in the best interest of shareholders to have a separate President who is an active Adviser employee.

Board’s Oversight Role

The Board’s primary role is oversight of the management of the Fund.  As is the case with virtually all investment companies, service providers to the Fund, primarily the Adviser, Eagle Asset Management, Inc., the Fund’s sub-adviser (the “Sub-Adviser”), and affiliates of the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of the Adviser and the Sub-Adviser.  The Board’s Audit Committee (which consists of all of the Independent Trustees) meets regularly, and between meetings the Audit Committee Chair has access to the Fund’s independent registered public accounting firm and to the Fund’s Treasurer.  The Board also receives periodic presentations from senior personnel of the Adviser, the Sub-Adviser, or their affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as personal trading, valuation, credit and investment research.  The Adviser, the Sub-Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address the Fund’s particular risks.  However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Fund.  The Board receives reports from Fund counsel and the Independent Trustees’ own independent legal counsel regarding regulatory, compliance and governance matters.  The Board’s oversight role does not make the Board a guarantor of Fund investments or of Fund activities or the activities of any of the Fund’s service providers.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2017, the Board held  five (5) meetings for EGIF and five (5) meetings for TSLF.  Each Trustee of the Fund attended all of the meetings of the Board and of any Committee of which he was a member. The compensation paid by the Fund to the Independent Trustees for the fiscal year ended December 31, 2017 is set forth below.  No compensation is paid by the Fund to the Interested Trustee or officers of the Fund.

	Board Meeting and Committee Meeting Fees for the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex (including the Fund)(1)
Joseph L. Morea	$32,500	None	$65,500
Ronald J. Burton	$32,500	None	$65,500
Michael Perino	$32,500	None	$65,000
Laurie Hesslein(2)	$19,500	None	$39,000

(1)         The fund complex consists of the Fund and TSLF.

(2)         Ms. Hesslein began serving as a Trustee effective March 29, 2017.

The fund complex reimbursed the Independent Trustees a total of $560.51 for out-of-pocket expenses incurred in attending the Board and Committee meetings, as applicable, for the period ended December 31, 2017.

Executive Officers of the Fund

The following table provides information concerning each of the executive officers of the Fund, including their year of birth, positions with the Fund and principal occupations for the past five years.

Name, Address(1) and Year of Birth	Current Position(s) Held with Fund	Length of Time Served and Term of Office(2)	Principal Occupation(s) During Past Five Years
Steven A. Baffico born 1973	President and Principal Executive Officer	Since 2015	Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (2011 — present).
James C. Camp born 1964	Vice President	Since 2015	Eagle Asset Management, Inc., Managing Director (1997 — present).
Tracy Dotolo born 1976	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2018	Foreside Fund Officer Services, LLC, Principal Financial Officer (2015 — present); JPMorgan Chase, Vice President of Fund Administration (2009 — 2015).
David Brauer born 1960	Assistant Treasurer	Since 2018

Four Wood Capital Partners, LLC, Chief Financial Officer (2018 — present); Certified Public Accountant (Self Employed) (2016-2018); Citigroup Global, Managing Director-Global Consumer Operations & Technology, Financial Planning and Analysis (2010 — 2016).

Stephanie Trell born 1968	Secretary	Since 2015	Four Wood Capital Partners, LLC, Managing Director (2012 — Present).
Jack Huntington born 1970	Chief Compliance Officer	Since 2015	Foreside Fund Officer Services, LLC, Fund Chief Compliance Officer (2015 — present); Citi Fund Services Ohio, Inc., Senior Vice President of Regulatory Administration (2008 — 2015).

(1)         The business address of each officer, with the exception of Messrs. Camp and Huntington and Ms. Dotolo , is care of Eagle Growth and Income Opportunities Fund at 100 Wall Street, New York, NY 10005.  Mr. Camp has a business address of 880 Carillon Parkway, St. Petersburg, FL 33716. Mr. Huntington and Ms. Dotolo are employees of Foreside Fund Officer Services, LLC and each has a business address of 10 High Street Suite 302, Boston, MA 02110.

(2)         Elected by, and serves at the pleasure of, the Board.

Audit Committee

The Board has an Audit Committee comprised of each of the Fund’s Independent Trustees, each of whom is also “independent” as defined under the listing standards of the New York Stock Exchange (“NYSE”). Ms. Hesslein was appointed to the Audit Committee effective March 29, 2017. Mr. Morea simultaneously serves on the audit committees of more than three public companies, and the Board has determined that his simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the Audit Committee. During the Fund’s fiscal year ended December 31, 2017, the Audit Committee held three (3) joint committee meetings on behalf of EGIF and TSLF.  The functions of the Audit Committee are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of the Fund; (ii) the independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence; (iii) the performance of the Fund’s Independent Auditor; and (iv) the compliance by the Fund with legal and regulatory requirements; and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at HTTP://FWCAPITALADVISORS.COM/EGIF. This reference to the website does not incorporate the content of the website into this Proxy Statement.

Audit Committee Report

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2017.

The Audit Committee reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).  In addition, the Audit Committee has discussed with the Independent Auditor the Independent Auditor’s independence from management and the Fund, including the Independent Auditor’s letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2017.

This report was submitted by the Audit Committee of the Fund’s Board

Ronald J. Burton, Chairman of the Audit Committee

Michael Perino

Joseph L. Morea

Laurie Hesslein

February 22, 2018

Nominating and Governance Committee

The Board has a Nominating and Governance Committee comprised of each of the Fund’s Independent Trustees. Ms. Hesslein was appointed to the Nominating and Governance Committee effective March 29, 2017. The Nominating and Governance Committee of the Fund met once during the fiscal year ended December 31, 2017. The functions of the Nominating and Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Board at the annual meetings of shareholders (consistent with criteria approved by the Board); identifying, selecting or recommending qualified nominees to fill any vacancies on the Board or a committee thereof (consistent with criteria approved by the Board); overseeing the evaluation of the Board; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Governance Committee.  The Nominating and Governance Committee charter is available at HTTP://FWCAPITALADVISORS.COM/EGIF.  This reference to the website does not incorporate the content of the website into this Proxy Statement.

The Nominating and Governance Committee has not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by shareholders as provided below, the Nominating and Governance Committee will take into consideration such factors as it deems appropriate, including, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Trustee’s and Each Nominee’s Experience, Qualifications, Attributes or Skills”; and personal and professional integrity, character, time availability in light of other commitments, dedication and conflicts of interest.  The Fund’s Nominating and Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Fund’s Nominating and Governance Committee will consider Trustee candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Shareholder Proposals” below).

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the Secretary of the Eagle Growth and Income Opportunities Fund at 100 Wall Street, New York, NY 10005. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Trustee attendance at the annual meetings of shareholders.

REQUIRED VOTE

Provided a Quorum is present, the election of each of Messrs. Burton and Baffico as a Trustee (Proposal 1) requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote.

For purposes of electing each of Messrs. Burton and Baffico as a Trustee, neither abstentions nor broker-non votes will be counted as votes cast. Broker non-votes (which are treated as shares present but not entitled to vote) will have no effect on  Proposal 1. Abstentions (which are treated as shares present and entitled to vote) will have the same effect as a vote “against” Proposal 1.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting to be held in 2019 must be received by the Fund for consideration for inclusion in the Fund’s proxy statement relating to the 2019 annual meeting no later than December 13, 2018, and must satisfy the requirements of the federal securities laws.

The Fund’s By-Laws currently require shareholders wishing to nominate Trustees or propose other business to be brought before the Fund’s 2019 Annual Meeting to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the shareholders. To be considered timely, any such notice must be delivered to the principal executive office of the Fund at 100 Wall Street, 11th Floor, New York, NY 10005 not earlier than November 13, 2018, nor later than 5:00 p.m., E.T., on December 13, 2018; provided, however, that in the event that the date of the Fund’s 2019 Annual Meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  Any such notice by a shareholder must set forth all information required by the Fund’s By-Laws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

RSM US LLP (“RSM”), 80 City Square, Boston, MA, 02129, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2018. A representative of RSM will not be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are the audit fees and non-audit related fees billed to the Fund by RSM for professional services for the fiscal years ended December 31, 2016 and 2017.

For the year ended December 31,	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees**
2017	$32,700	$0	$15,250	$0
2016	$31,000	$0	$15,250	$0

* “Tax Fees” are those fees related to RSM’s tax consulting services, including primarily the review of the Fund’s income tax returns.

** “All Other Fees” include the aggregate fees billed for products and services provided by RSM, other than the reported services.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by RSM to the Fund, and all non-audit services to be provided by RSM to the Fund’s Adviser and Sub-Adviser and any entity controlling, controlled by or under common control with the Fund’s Adviser (“Affiliates”) that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee has delegated authority to one of its members to pre-approve such services, subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which RSM billed the Fund fees for the fiscal years specified above were pre-approved by the Fund’s Audit Committee, as required.

The aggregate non-audit fees billed by RSM for services rendered to the Fund and rendered to the Adviser or its Affiliates that provide ongoing services to the Fund for the fiscal years ended December 31, 2017 and 2016 were $38,250 and  $54,500, respectively.

Investment Adviser, Sub-Adviser and Administrator

Four Wood Capital Advisors, LLC serves as the Fund’s investment adviser. The principal executive office of the Adviser is 100 Wall Street, 11th Floor, New York, NY 10005.

Eagle Asset Management Inc. (“Eagle”) serves as an investment sub-adviser to the Fund pursuant to a Subadvisory Agreement between the Adviser and Eagle.  The principal executive office of Eagle is 880 Carillon Parkway, St. Petersburg, FL 33716.

The Bank of New York Mellon, located at 101 Barclay Street, New York, NY 10026, serves as administrator to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s Trustees and executive officers, certain persons affiliated with the Fund and persons who beneficially own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes of ownership with the SEC. Trustees, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and representations from certain of such persons, the Fund believes that during the Fund’s fiscal year ended December 31, 2017, all such filing requirements applicable to such persons were met except that, due to administrative oversight, one late Form 3 filing was made for Ms. Hesslein.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Fund does not intend to present any other business at the Annual Meeting, nor is the Fund aware that any shareholder plans to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

VOTING RESULTS

The Fund will advise its shareholders of the voting results of the matters voted upon at the Annual Meeting in its next Semi-Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEE

Please advise the Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the shareholders.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at 1-855-400-3927 or write to Eagle Growth and Income Opportunities Fund at 100 Wall Street, New York, NY 10005.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY.  EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

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EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

100 Wall Street

New York, NY 10005

Proxy for Annual Meeting of Shareholders on May 24, 2018

Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Stephanie Trell and Steven Baffico, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Eagle Growth and Income Opportunities Fund, to be held Thursday, May 24, 2018, at 8:00  a.m.  E.T., at the office of Dechert LLP, 1095  Avenue of the Americas, New York, NY 10036, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1	14475

ANNUAL MEETING OF SHAREHOLDERS OF

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

May 24, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to Be Held on May 24, 2018.
The Notice of Annual Meeting of Shareholders, Proxy Statement and a Proxy Card  for the Fund  are  available to you on the Fund’s website - HTTP://FWCAPITALADVISORS.COM/EGIF.

You are  encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meeting and  vote in person, please call 855-400-3927.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

00000330000000000000 1	052418

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES LISTED IN PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Proposal 1. To elect two Class II Trustees of the Fund, each to serve for a term ending at the 2021 Annual Meeting of the Fund and until his successor has been elected and qualified.

	Nominees to Serve Until 2021 Annual Meeting Ronald J. Burton	FOR	AGAINST	ABSTAIN
		☐	☐	☐

	Steven A. Baffico	☐	☐	☐

Proposal 2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

All properly executed proxies will be voted  (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Proxy Statement.  The Board  knows of no reason why any of the nominees will be unable to serve, but in the event  of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board  may recommend.

To change the address on your account, please check  the box at right and indicate your new  address in the  address space above.  Please note  that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names  appear  on this Proxy.  When shares  are held jointly, each holder should sign.   When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.